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                                                                   EXHIBIT 10.4


                                 AMENDMENT NO. 5

                          Dated as of December 31, 1998

                                       to

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997


       PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), and, with respect to paragraph 3, as Collateral Agent under the Security Agreement, hereby agree as follows:

       1. Credit Agreement. (a) Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement"). Terms used in this Amendment (this "Amendment") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them. The Credit Agreement as modified by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

       2. Amendments. Upon and after the Amendment No. 5 Effective Date (as defined below), the Credit Agreement shall be amended as follows:

          (a) The definition of "PennUnion Companies" set forth in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

       "`PennUnion Companies' means PennCorp Financial, Inc., Pennsylvania Life Insurance Company, PennCorp Life Insurance Company (Canada), Union Bankers Insurance Company, Constitution Life Insurance Company, Peninsular Life Insurance Company, and Marquette National Life Insurance Company."

       (b) Section 1.01 of the Credit Agreement is hereby amended to include the following new definitions in alphabetical order:

       "Amendment No. 5 Effective Date" shall have the meaning ascribed to that term in Amendment No. 5, dated as of December 31, 1998, to the Credit Agreement.
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       "PennUnion Purchase Contract" shall mean that certain purchase agreement dated December __, 1998 in the form attached hereto as Schedule A, as such form may be amended or modified from time to time after the Amendment No. 5 Effective Date, provided that that any such amendment or modification was, in the sound business judgment of the Company and its Board of Directors, in the best interests of the Company, and provided further that any such amendment or modification that reduced the aggregate consideration of $175,000,000 to be received by the Company or the net cash component thereof of $79,400,000 was consented to in writing by the Majority Banks; it being understood that the reduction of the consideration or the net cash component thereof to be received by the Company pursuant to the exercise by the purchaser of a right or the satisfaction of a condition under the PennUnion Purchase Contract or because an insurance regulator required that a portion of the consideration or the net cash component thereof be invested in an Insurance Company would not be a reduction in the consideration to be received by the Company requiring the consent of the Majority Banks.

         (c) Section 8.01 of the Credit Agreement shall be amended as follows:

         (i) to delete the period at the end of subsection (n) and replace it with "; and" and

         (ii) to add a new subsection "(o)" as follows:

       "(o) as soon as available (i) a copy of the PennUnion Purchase Contract as executed and delivered by the Company and of each amendment thereto and modifications thereof, (ii) the opinion of Salomon Smith Barney with respect to the fairness of the sale of the PennUnion Companies, and (iii) any third party actuarial study of the reserves of the PennUnion Companies, and (iv) a copy of the Company's 1999 business plan and budget, on or before January 15, 1999."

         (d) Clause (i) of Section 8.06(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

       "(i) the PennUnion Companies in accordance with and pursuant to the terms of the PennUnion Purchase Contract and"

         (e) Section 8.09 of the Credit Agreement shall be amended as follows:

             (i) to insert in subsection (b) immediately following the word "Subsidiary" the second time it appears therein the following:

       ", other than the net proceeds of sales of assets pursuant to the PennUnion Purchase Contract,"; and

             (ii) to add a new subsection (c) reading as follows:

       "(c) The Company shall use its best efforts and act as expeditiously as possible (i) to cause, subject to Applicable Law and disapproval by an Applicable Insurance Regulatory Authority, each of its Subsidiaries


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       receiving any of the proceeds (whether cash or non-cash) from the sale of assets pursuant to the PennUnion Purchase Contract to transfer such proceeds to the Collateral Account, and (ii) to comply with any such Applicable Law and to obtain any required approval; and for this purpose "transfer" includes by way of dividend, loan, purchase of shares or capital contribution, and the second sentence of Section 8.06, insofar as it applies to the acquisition of Property, and Section 8.15 shall not apply to such transfers."

          (f) Section 9(p) of the Credit Agreement shall be amended and restated in its entirety as follows:

       "The Company shall fail to receive, during the period of December 30, 1998 through the close of business on March 3, 1999, the payments due to be made pursuant to the terms of certain of the Surplus Notes in an aggregate amount of no less than $15,000,000; or"

    3. Representations and Warranties. In order to induce the Banks to agree to amend the Credit Agreement, the Company hereby represents and warrants as follows:

       (a) The Company has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms this Amendment and the Credit Agreement as amended by this Amendment. This Amendment has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Company of this Amendment and the Credit Agreement as amended by this Amendment do not and (absent any change in any Applicable Law or applicable Contract) will not (i) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Company, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or Contract as in effect on the Amendment No. 5 Effective Date, are listed on Schedule 5.3, or (ii) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of any such Person under, (A) any Contract to which any such Person is a party or by which any such Person or any of its properties may be bound or (B) any Applicable Law.

       (b) The copy of the PennUnion Purchase Contract attached as Schedule A hereto is (i) in substantially the form approved by the Company's Board of Directors at the meeting of the Board of Directors of the Company held on December 22, 1998, and (ii) in the form to be executed by the parties, and the PennUnion Purchase Contract in the form attached has not been amended or modified subsequent to its having been furnished to the Administrative Agent and prior to the Amendment No. 5 Effective Date, except by amendments and modifications of which the Banks have been furnished copies.


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       (c) Of the $50,000,000 specified in Section 8.06(b), as of the Amendment
No. 5 Effective Date, $50,000,000 will be available to the Company and its Subsidiaries for sales, leases, transfers and other dispositions of the types contemplated thereby.

       (d) Each of the foregoing representations and warranties shall constitute representations and warranties subject to Section 9(d) of the Credit Agreement and shall be made at and as of the Amendment No. 5 Effective Date.

    4. Conditions to Effectiveness; Amendment No. 5 Effective Date. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the time (such time, the "Amendment No. 5 Effective Date") as:

       (a) this Amendment has been executed and delivered by the Company, the Majority Banks and the Administrative Agent;

       (b) the Company has paid to the Administrative Agent for the account of each Bank a non-refundable fee in an amount equal to 0.25% of such Bank's Commitment;

       (c) all amounts payable pursuant to Section 11.03 of the Credit Agreement for which invoices have been delivered to the Company on or prior to such date, have been paid in full; and

       (d) Messrs. Winthrop, Stimson, Putnam & Roberts and Ernst & Young LLP shall each have had two (2) Business Days during normal business hours, or such lesser time as they shall have deemed adequate, to have reviewed (i) the PennUnion Purchase Contract in the form attached as Schedule A, and (ii) the opinion of Salomon Smith Barney with respect to the fairness of the sale of the PennUnion Companies. The delivery by Messrs. Winthrop, Stimson, Putnam & Roberts and Ernst & Young LLP to the Company of their written statements to the effect that they have had adequate time for such review shall constitute conclusive confirmation of the fulfillment of this condition.

    6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

    7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed as of the day and year first above written.


                                        PENNCORP FINANCIAL GROUP, INC.


                                        By: /s/ SCOTT D. SILVERMAN
                                           ------------------------------------
                                            Name: Scott D. Silverman
                                            Title: Executive Vice President


                                        THE BANK OF NEW YORK, as
                                          Administrative Agent, Collateral Agent
                                          and as a Bank


                                        By: /s/ PETER W. HELT
                                           ------------------------------------
                                            Name: Peter W. Helt
                                            Title: Vice President


                                        THE CHASE MANHATTAN BANK, as a
                                          Managing Agent and as a Bank


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          as a Managing Agent and as a Bank


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:
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                                        NATIONSBANK, N.A., as a Managing Agent
                                          and as a Bank

                                        By: [ILLEGIBLE]
                                           ------------------------------------
                                            Name: [ILLEGIBLE]



                                        FLEET NATIONAL BANK, as a Co-Agent
                                          and as a Bank


                                        By: /s/ DONALD R. NICHOLSON
                                           ------------------------------------
                                            Name: Donald R. Nicholson
                                            Title: Senior Vice President


                                        MELLON BANK, N.A., as a Co-Agent
                                          and as a Bank


                                        By:  /s/ GARY A. SAUL
                                           ------------------------------------
                                            Name: Gary A. Saul
                                            Title: Vice President


                                        BANK OF MONTREAL, as a Co-Agent
                                          and as a Bank


                                        By: /s/ THOMAS E. MCGRAW
                                           ------------------------------------
                                            Name: Thomas E. McGraw
                                            Title: Director


                                        CIBC INC., as a Co-Agent and as a Bank


                                        By: /s/ GERALD GIRARDI
                                           ------------------------------------
                                            Name: Gerald Girardi
                                            Title: Executive Director

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                                        DRESDNER BANK AG, NEW YORK BRANCH &
                                          GRAND CAYMAN BRANCH, as a Co-Agent
                                          and as a Bank

                                        By:    /s/  LLOYD C. STEVENS
                                           ------------------------------------
                                            Name:   Lloyd C. Stevens
                                            Title:  Vice President


                                        SUNTRUST BANK, CENTRAL FLORIDA
                                          NATIONAL ASSOCIATION

                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                        BANK ONE, TEXAS N.A.


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                        FIRST UNION NATIONAL BANK


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        LTCB TRUST COMPANY


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                        ING (U.S.) CAPITAL CORPORATION


                                        By:    /s/  JON EBIHARA
                                           ------------------------------------
                                            Name:   Jon Ebihara
                                            Title:  Senior Vice President